EXHIBIT 13(A)

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 60 to Registration Statement No. 2-27135 of Allstate Assurance Company Separate Account B (the “Account”) of Allstate Assurance Company (the “Company”) on Form N-3 of our report dated April 27, 2010 (which report expresses an unqualified opinion on the statutory-basis financial statements of the Company and includes an explanatory paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance, which differ from and are not in accordance with accounting principles generally accepted in the United States of America, and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), relating to the statutory-basis financial statements of the Company, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the reference to us under the heading “Experts” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 30, 2010

EXHIBIT 13(A)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 60 to Registration Statement No. 2-27135 of Allstate Assurance Company Separate Account B (the “Account”) of Allstate Assurance Company on Form N-3 of our report dated February 26, 2010 on the financial statements of the Account appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of the Registration Statement, and to the reference to us under the headings “General Information and History”, “Independent Registered Public Accounting Firm” and “Experts” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 30, 2010